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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 22, 2003
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)

         New York                    No. 1-10299                13-3513936
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(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)           Identification No.)

112 West 34th Street, New York, New York                         10120
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (212) 720-3700
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Item 7. Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Press Release of Foot Locker, Inc. dated May 22, 2003 reporting operating results for the first quarter of 2003.


Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12 Results of Operations and Financial Condition)

         On May 22, 2003, Foot Locker, Inc. issued a press release announcing its operating results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.

                                            FOOT LOCKER, INC.
                                            --------------------------------
                                              (Registrant)

Date: May 22, 2003                      By: /s/ Bruce L. Hartman
                                            --------------------------------
                                            Bruce L. Hartman
                                            Executive Vice President and
                                            Chief Financial Officer

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